UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2021

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400
Tulsa, OK 74119
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective June 2, 2021, the Board of Directors of Helmerich & Payne, Inc. (the "Company") approved and adopted amendments to the Company’s Amended and Restated By-laws (as so amended, the “By-laws”) to make certain modifications and clarifications. The changes set forth in the By-laws include, without limitation, the following: (i) updating certain provisions of Article II regarding stockholder meetings to provide for electronic notice as well as to expand the types of written instruments through which a stockholder may confer a proxy authorization or take an action by written consent, (ii) updating Section 5 of Article II to permit the chairman of a stockholder meeting to postpone, as well as adjourn, such meeting, (iii) amending Section 15 of Article II to mirror the provision in the Company’s Certificate of Incorporation concerning the ability of the Company’s stockholders to act by written consent, (iv) amending Section 2 of Article III to remove the age restrictions from the Company’s director qualifications, (v) updating certain provisions of Article III to reflect the fact that the Company has completed the declassification process of the Company’s Board of Directors, (vi) updating Section 3 of Article III to provide additional clarity concerning director resignations and the removal of directors by a majority of the stockholders, (vii) updating Section 9 of Article III to include provisions clarifying the process and organization of board meetings, and (viii) including a number of non-substantive, ministerial, clarifying and conforming changes.

The foregoing description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 8.01    OTHER EVENTS

The Directors of the Company, at a Board of Directors meeting held June 2, 2021, declared a quarterly cash dividend of $0.25 per share on the Company's common stock, payable August 31, 2021, to stockholders of record at the close of business August 17, 2021.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number
3.1	Amended and Restated By-laws of Helmerich & Payne, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary Date: June 2, 2021